 QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report): November 2, 2000

SUNHAWK.COM CORPORATION
(Exact Name of Registrant as Specified in its charter)

WASHINGTON	333-80849	91-1568830
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

223 TAYLOR AVENUE NORTH, SUITE 200
SEATTLE, WASHINGTON 98109
(206) 728-6063

(Address, including zip code, and telephone
number including are code, of registrant's principal executive office)

ITEM 2.  ACQUISITION

    Pursuant to Share Exchange Agreement (the "Agreement") dated August 1, 2000 and amended August 16, 2000, September 29, 2000, and October 13, 2000, by and among the Sunhawk.com Corporation, a Washington Corporation ("Sunhawk.com"), Copyright Control Services, Inc., a Delaware Corporation ("CCS") and the shareholders of CCS as listed on Schedule A to the Agreement, and the related Articles of Share Exchange and Plan of Share Exchange executed by Sunhawk.com and filed with the Washington Secretary of State on November 2, 2000 (the "Effective Time"), Sunhawk.com acquired CCS and CCS (and its wholly owned subsidiary, Chinerose Limited, a United Kingdom corporation) became a wholly-owned subsidiary of Sunhawk.com (the "Exchange"). As a result of the Exchange, each outstanding share of CCS Common Stock, par value $0.0001, was exchanged for 0.13553384886 shares of Sunhawk.com Common Stock, no par value (the "Common Stock"), Sunhawk.com Class A Common Stock, no par value (the "Class A Common Stock"), or warrants to purchase shares of Common Stock, no par value. No fractional shares are to be issued and, in lieu thereof, all Class A Common Stock issued to holders of CCS Common Stock shall be rounded up to the nearest whole Sunhawk.com Common Share.

    Sunhawk.com has issued an aggregate of 733,760 shares of Common Stock, and 733,758 shares of Class A Common Stock in the Exchange for 10,827,726 shares of CCS Common Stock and additional CCS warrants and options. The Class A Common Stock are held in escrow pursuant to a Contingent Share Escrow Agreement entered into in connection with the Agreement and are exchangeable for Common Stock initially on a one-for-one basis, subject to adjustment in the event of a stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification or other like change with respect to Common Stock. The Class A Common Stock is characterized by voting rights which equal one twentieth (0.05) of a vote per share. The Common Stock and Class A Common Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities law.

    Additionally, warrants to purchase an aggregate of approximately 483,420 additional shares of Common Stock have been issued by Sunhawk.com to the former CCS shareholders holding 392,178 shares of CCS stock pursuant to the Exchange, with the exercise of half of the warrants contingent upon certain criteria being achieved as outlined in the Agreement. The warrants have not been registered under the Securities Act or any applicable state securities law.

    In connection the Agreement and at the Effective Time, David Powell and Paul Bandrowski were appointed to the Sunhawk.com's board of directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Business Acquired. The audited financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K is filed.

    (b)  Pro Forma Financial Information. The pro-forma financial statements required by this item will be filed by amendment no later than 60 days after the date that this initial report on Form 8-K is filed.

    (c)  Exhibits.

2.1*	Share Exchange Agreement dated August 1, 2000 and amended August 16, 2000, September 29, 2000, and October 13, 2000, by and among the Sunhawk.com Corporation Copyright Control Services, Inc., and the shareholders of CCS as listed on Schedule A to the Agreement.
2.2	Articles of Share Exchange of Sunhawk.com Corporation and Copyright Control Services, Inc. and Plan of Share Exchange
2.2.1	Amended and Restated Articles of Share Exchange of Sunhawk.com Corporation and Copyright Control Services, Inc. and Plan of Share Exchange.
*
Incorporated by reference to the exhibits to the Sunhawk.com's Definitive Proxy Statement on Schedule 14A (File No. 01-15633) filed with the Securities and Exchange Commission on September 7, 2000, and amended on October 16, 2000.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNHAWK.COM CORPORATION
Dated: November 17, 2000	By:	/s/ MARLIN J. ELLER Marlin J. Eller CEO and President

3

QuickLinks

ITEM 2. ACQUISITION
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE